American Skandia Trust
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
Telephone 800-752-6342

August 11, 2005

Dear Valued Customer,

As a contract owner or policy holder who beneficially owns shares of the AST AllianceBernstein Growth + Value Portfolio ("Growth + Value Portfolio") of American Skandia Trust (the "Trust"), you are cordially invited to a special meeting of the shareholders of the Growth + Value Portfolio to be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, on October 14, 2005 at 10:00 a.m. Eastern time.

The special meeting is very important to the future of the Growth + Value Portfolio. At the special meeting, shareholders are being asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization that would result in shares of the Growth + Value Portfolio that you beneficially own being exchanged for those of the AST AllianceBernstein Managed Index 500 Portfolio of the Trust ("Managed Index 500 Portfolio" and, together with Growth + Value Portfolio, the "Portfolios"). The Trustees of the Trust unanimously recommend that you consider and approve this proposal. If the shareholders of the Growth + Value Portfolio approve the proposal, you will beneficially own shares of the Managed Index 500 Portfolio equal in value to your investment in the Growth + Value Portfolio. You will no longer beneficially own shares of the Growth + Value Portfolio, and the Growth + Value Portfolio will no longer exist.

You will not have a taxable gain or loss on the exchange of shares in the proposed transaction.

American Skandia Investment Services, Incorporated and Prudential Investments LLC, the Portfolios' investment managers, believe that combining the assets of the Portfolios is appropriate and that the single, larger fund that would result from the transaction may be able to benefit from reduced trading costs and increased operational efficiencies, leading to reductions in the expenses that are borne by shareholders for the operation of the Growth + Value Portfolio.

Your vote is important no matter how large or small your holdings. We urge you to read the Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card(s), date and sign it, and return it promptly in the envelope provided to be received by the Trust on or before the close of business on October 13, 2005. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of the Growth + Value Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the issues presented.

Any questions or concerns you may have regarding the special meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

David R. Odenath, Jr.
President
American Skandia Trust

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SPECIAL MEETING OF SHAREHOLDERS
OF THE AST GROWTH + VALUE PORTFOLIO
OF
AMERICAN SKANDIA TRUST

To be held
October 14, 2005

To the Shareholders of the AST AllianceBernstein Growth + Value Portfolio of American Skandia Trust:

Notice is hereby given that a Special Meeting of Shareholders of the AST AllianceBernstein Growth + Value Portfolio ("Growth + Value Portfolio") of American Skandia Trust (the "Trust"), will be held at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 on October 14, 2005 at 10:00 a.m. Eastern time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Growth + Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio of the Trust ("Managed Index 500 Portfolio"), that provides for the acquisition of all of the net assets of Growth + Value Portfolio in exchange for shares of the Managed Index 500 Portfolio, the distribution of such shares to the shareholders of the Growth + Value Portfolio, and the complete liquidation and dissolution of the Growth + Value Portfolio.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on August 1, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Growth + Value Portfolio is entitled to one vote on each proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT A MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees

  Deborah A. Docs
Secretary
American Skandia Trust

August 11, 2005

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AMERICAN SKANDIA TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROSPECTUS/PROXY STATEMENT

August 11, 2005

Acquisition of the Assets of the
AST AllianceBernstein Growth + Value Portfolio

By and in exchange for shares of the AST AllianceBernstein Managed Index 500 Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting (the "Meeting") of shareholders of the AST AllianceBernstein Growth + Value Portfolio (the "Growth + Value Portfolio"), a series of American Skandia Trust (the "Trust"), called by the Trust to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders of the Growth + Value Portfolio vote to approve the Plan, you will receive an investment in the AST AllianceBernstein Managed Index 500 Portfolio (the "Managed Index 500 Portfolio" and, together with the Growth + Value Portfolio, each, a "Portfolio" and collectively, the "Portfolios"), a series of the Trust, equal in value to your investment in the Growth + Value Portfolio, as provided in the Plan and described at greater length below. The Growth + Value Portfolio will then be liquidated and dissolved.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey on October 14, 2005 at 10:00 a.m. Eastern time. The Board of Trustees of the Trust is soliciting these voting instructions on behalf of the Growth + Value Portfolio. This Prospectus/Proxy Statement will first be sent to contract owners on or about August [ ], 2005.

The Trust serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"), including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, "Prudential") and American Skandia Life Assurance Corporation ("ASLAC"), affiliates of the Trust's investment managers, Prudential Investments LLC ("PI") and American Skandia Investment Services, Incorporated ("ASISI"), as well as Kemper Investors Life Insurance Company. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Growth + Value Portfolio through the Contracts and should consider themselves shareholders of the Growth + Value Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Growth + Value Portfolio by its separate accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

The investment objectives of the Portfolios are comparable. The investment objective of the Growth + Value Portfolio is to seek capital growth. The investment objective of the Managed Index 500 Portfolio is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index").

This Prospectus/Proxy Statement gives the information about the proposed reorganization and issuance of shares of the Portfolio that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. Additional information about the Managed Index 500 Portfolio and the proposed reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents:

•  The Prospectus for the Managed Index 500 Portfolio dated May 1, 2005, which is incorporated herein by reference and is included with and considered a part of this Prospectus/Proxy Statement; and

•  The Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2004, which is included with and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information ("SAI") relating to this Prospectus/Proxy Statement or other documents related to the Trust without charge by calling 800-752-6342 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The SEC maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Trust.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Managed Index 500 Portfolio (Exhibit B).

The Proposal

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining the Growth + Value Portfolio and the Managed Index 500 Portfolio into a single mutual fund. If shareholders of the Growth + Value Portfolio vote to approve the Plan, the net assets of the Growth + Value Portfolio will be transferred to the Managed Index 500 Portfolio in exchange for a then equal value of shares of the Managed Index 500 Portfolio. Shareholders of the Growth + Value Portfolio will have their shares exchanged for shares of the Managed Index 500 Portfolio of equal dollar value based upon the value of the shares at the time the Growth + Value Portfolio's net assets are transferred to the Managed Index 500 Portfolio. After the transfer of net assets and exchange of shares have been completed, the Growth + Value Portfolio will be liquidated and dissolved. The proposed reorganization is referred to in this Prospectus/Proxy Statement as the "Transaction." As a result of the Transaction, you will cease to be a beneficial shareholder of the Growth + Value Portfolio and will become a beneficial shareholder of the Managed Index 500 Portfolio.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of the Trust has determined that the Transaction is in the best interests of the shareholders of the Growth + Value Portfolio and the Managed Index 500 Portfolio, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Transaction.

The Board of Trustees of the Trust, on behalf of the Growth + Value Portfolio and the Managed Index 500 Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Each Contract owner invested in the Growth + Value Portfolio at the close of business on August 1, 2005 (the "Record Date") will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Growth + Value Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company as record owner of the shares, will vote all shares of the Growth + Value Portfolio for which it does not receive voting instructions, and it will vote those shares in the same proportion as the votes cast by Contract owners. To approve the Transaction for the reorganization of the Growth + Value Portfolio, the affirmative vote of the holders of a majority of the total number of shares of the Growth + Value Portfolio outstanding and entitled to vote thereon must be voted in favor of the Plan.

Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions by completing and signing the enclosed voting instruction card or by phone. If you vote by either of these methods, your votes will be officially cast at the Meeting by the relevant Participating Insurance Company acting through the persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISONS OF IMPORTANT FEATURES OF THE PORTFOLIOS

This section describes the investment policies of the Growth + Value Portfolio and the Managed Index 500 Portfolio and the differences between them. For a complete description of the investment policies and risks of the Managed Index 500 Portfolio, you should read the Prospectus for that Portfolio included as Exhibit B. For additional information about both Portfolios, please refer to the documents described in "Additional Information About the Company and the Portfolios," below.

The Investment Objectives and Strategies of the Portfolios

The investment objective and investment policies of the Portfolios are similar. The investment objective of the Growth + Value Portfolio is capital growth. The investment objective of the Managed Index 500 Portfolio is to outperform the S&P 500® Composite Stock Price Index (the "S&P 500® Index"). The investment objectives are non-fundamental, which means they may be changed by the Board without shareholder approval. There can be no assurance that either Portfolio will achieve its investment objective.

Each Portfolio pursues its investment objective through various investment strategies that are employed by Alliance Capital Management, L.P. ("AllianceBernstein") as the Sub-advisor to both Portfolios. After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of the Managed Index 500 Portfolio.

The Growth + Value Portfolio invests primarily in common stocks of large U.S. companies included in the Russell 1000® Index (the "Russell 1000®"). The Russell 1000® is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies. As of December 31, 2004, the weighted average market capitalization of the companies in the Russell 1000 Index® was approximately $82.8 billion.

Normally, about 65-105 companies will be represented in the Portfolio, with 25-35 companies primarily from the Russell 1000® Growth Index (the "Growth Index") constituting approximately 50% of the Portfolio's net assets, and 40-70 companies primarily from the Russell 1000® Value Index (the "Value Index") constituting the remainder of the Portfolio's net assets. Daily purchases and reinvested distributions and redemptions and expense items will be divided between the two portfolio segments for purposes of maintaining the targeted allocation between growth and value stocks (the "Target Allocation"). Normally, while it is not expected that the allocation of assets between portfolio segments will deviate more than 10% from the Target Allocation, it is possible that this deviation may be higher. Factors such as market fluctuation, economic conditions, corporate transactions and declaration of dividends may result in deviations from the Target Allocation. In the event the allocation of assets to the portfolio segments differs by more than 10% from the Target Allocation (e.g., 60% of the Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks), the Sub-advisor will rebalance each portfolio segment's assets in order to maintain the Target Allocation. As a consequence, assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other. Rebalancing may entail transaction costs which over time may be significant.

In seeking its investment objective, the Sub-advisor emphasizes stock selection. The Sub-advisor relies heavily upon the fundamental analysis and rigorous research of its internal research staff. Investments in growth stocks are based on strong management, superior industry positions, excellent balance sheets and superior earnings growth, where all of these strengths have not been reflected in the company's stock price. When investing in value stocks, the Sub-advisor measures each stock's long-term expected return by comparing the price of the security to the company's long-term cash flows. The Sub-advisor will only purchase those stocks in which it has above-average confidence in the reliability of its analysts' forecasts. The Sub-advisor may delay its purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay its sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon.

The Managed Index 500 Portfolio invests, under normal circumstances, at least 80% of its net assets in securities included in the S&P 500® Index. The Portfolio is actively managed and seeks to outperform the S&P 500® Index through the Sub-advisor's stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® Index is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500® Index, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500® Index. Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® Index that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® Index stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® Index should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500® Index. While the Portfolio attempts to outperform the S&P 500® Index, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500® Index over short or extended periods.

About the S&P 500® Index. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500® Index is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500® Index may be changed from time to time. "Standard & Poor's®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

The Managed Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard &Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® to track general stock market performance. S&P's only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500®, which is determined, composed and calculated by S&P without regard to the Investment Manager, Sub-advisor, or Portfolio. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500®. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the Portfolio's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500® or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Comparison of Other Policies of the Portfolios

The following investment restrictions are applicable to both the Growth + Value Portfolio and the Managed Index 500 Portfolio.

1.  Neither Portfolio may issue senior securities, except as permitted under the 1940 Act.

2.  Neither Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company

Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3.  Neither Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4.  Neither Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5.  Neither Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6.  Neither Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 331/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.  Neither Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8.  Neither Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

Risks of Investing in the Portfolios

Because each Portfolio invests primarily in stocks, each Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. A Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). Because both Portfolios emphasize large, more-established companies, this may mean that their level of risk is lower than a fund investing primarily in smaller companies. Because the Growth + Value Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Federal Income Tax Considerations

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Portfolio's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio that are determined, under applicable regulations, to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, a Portfolio (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements

Each Portfolio of the Trust complies with the diversification requirements of Section 817(h) of the Code. In general, each Portfolio declares and distributes a dividend from its net investment income annually, and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the Portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

The Transaction may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Transaction."

Management of the Trust and the Portfolios

Investment Managers: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC ("PI") (each an "Investment Manager" and together the "Investment Managers"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI's investment management responsibilities with respect to the Trust.

The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI (the "Management Agreements"), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change Sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisor: Information about the Sub-advisor for each Portfolio is set forth below. The Trust's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Alliance Capital Management, L.P. ("AllianceBernstein"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the Managed Index 500 Portfolio and the Growth + Value Portfolio. AllianceBernstein is a leading global investment adviser with assets under management as of March 31, 2005 totaling approximately $534 billion.

Day-to-day investment management decisions for the Managed Index 500 Fund are made by the U.S. Structured Equity Investment Policy Group, which is chaired by Drew W. Demakis. Mr. Demakis is a Senior Vice President of AllianceBernstein and Chairman of the Risk Investment Policy Group. The U.S. Structured Equity Investment Policy Group has managed the Fund since AllianceBernstein became the Fund's Sub-advisor in May 2000. Mr. Demakis joined the firm in 1998 from BARRA RogersCasey, where he was most recently Managing Director and Head of Research. He has been responsible for the Fund since May 2003.

The day-to-day management of and investment decisions for the Growth + Value Portfolio are made by the Style Blend Investment Team, chaired by Seth Masters, Chief Investment Officer for Style Blend Services. The Style Blend Investment Team leverages the investment expertise of the U.S. Value Team and the U.S. Large Cap Growth Team. Mr. Masters has overall responsibility for rebalancing and administration of the growth and value components of the Portfolio. Mr. Masters has been with Alliance, and before that, with Sanford C. Bernstein & Co. LLC, since 1991. He is chairman of the firm's U.S. and Global Style Blend Investment Policy Groups and a member of the Bernstein Global, International and Emerging Markets Value Investment Policy Group.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Growth + Value Portfolio

Portfolio Manager	RIC Account Managed	Assets of RIC Managed		Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed	Assets of Other Accounts Managed
Seth Masters	3	$10.4	billion	0	N/A	17	$3.5	billion
	0	N/A		0	N/A	2	$119 million

Security Ownership. Seth Masters does not beneficially own any securities issued by the Growth + Value Portfolio.

Managed Index 500 Portfolio

Portfolio Manager	RIC Account Managed	Assets of RIC Managed		Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed	Assets of Other Accounts Managed
Drew Demakis	12	$3.1	billion	0	N/A	18	$842 million
	0	N/A		0	N/A	0	N/A

Security Ownership. Drew Demarkis does not beneficially own any securities issued by the Managed Index 500 Portfolio.

Compensation Structure and Method(s)/Material Conflicts of Interest

AllianceBernstein's compensation program for investment professionals (i.e., portfolio managers and research analysis) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein's Profit Sharing/401(k) Plan. AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein's clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein's leadership criteria.

Potential Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, AllianceBernstein places the interests of its clients first and expects all of its employees to live up to AllianceBernstein's fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally connected with deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics ("Code") that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Investment Management Fees

Pursuant to the Management Agreement, ASISI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of a Portfolio's shares. Under the Management Agreement, the Growth + Value Portfolio is obligated to pay ASISI an investment management fee equal to an annual rate of 0.90% of its average daily net assets. Under the Management Agreement, the Managed Index 500 Portfolio is obligated to pay ASISI an annual investment management fee equal to 0.60% of its average daily net assets.

The Transaction, if approved by the shareholders of the Growth + Value Portfolio, will result in a decrease in the management fee rate for current investors in the Growth + Value Portfolio from 0.90% to 0.60%. During the fiscal year ended December 31, 2004, the Growth + Value Portfolio paid $618,479 in investment management fees to ASISI. If the fee rate applicable to the Managed Index 500 Portfolio had been in effect during the period, the Growth + Value Portfolio would have paid $412,319 in investment management fees to PI.

ASISI pays the Sub-advisor a portion of the investment management fee that it receives from each Portfolio. ASISI pays such subadvisery fees without any additional expense to a Portfolio.

With respect to the Managed Index 500 Portfolio, ASISI pays Alliance a fee equal to an annual rate of 0.1533% of average daily net assets to $300 million; and 0.10% of average daily net assets over $300 million, when the assets equal or exceed $300 million. For each day that daily net assets do not exceed $300 million, the following fee schedule is applicable: 0.40% on the first $10 million of average daily net assets; 0.30% of the next $40 million of average daily net assets; 0.20% of the next $50 million of average daily net assets; 0.10% on the next $200 million of average daily net assets.

With respect to the Growth + Value Portfolio, ASISI pays Alliance a fee equal to 0.40% of average daily net assets.

Valuation

The net asset value per share ("NAV") of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the "NYSE") (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

As above, each Portfolio's portfolio securities holdings are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. A Portfolio also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolio's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Portfolio determines its NAV. The Portfolio may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or Sub-advisors) does not represent fair value.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's quoted or published price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Portfolio's NAV, the Portfolio's futures contracts will be valued 15 minutes after the close of trading on the New York Stock Exchange ("NYSE"). Except when the Portfolio fair values securities, each foreign security held by a Portfolio is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

Each Portfolio's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Portfolio's foreign securities are open, the Portfolio will not price, and you will not be able to purchase, redeem or exchange a Portfolio's shares even though the value of these securities may have changed. Conversely, each Portfolio will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Portfolio's shares, or when changes in the value of the Portfolio's portfolio do not materially affect its NAV, the Portfolios' NAVs may not be determined.

Portfolio Holdings

Each Portfolio's portfolio holdings are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, each Portfolio's portfolio holdings are reported to the SEC as required by law within 60 days after the end of each Portfolio's fiscal quarter. In addition, a Portfolio may post its month-end full Portfolio holdings to the Trust's website with a 30-day lag, and may post its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis to the Trust's website within 15 days after the end of each month.

When authorized by an officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute a Portfolio's shares, third-party providers of auditing, custody, proxy voting and other services for a Portfolio, rating and ranking organizations, and certain affiliated persons of the Trust. As of the date of this Statement of Additional Information, each Portfolio will provide:

  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to each Portfolio's Sub-advisor(s) (if any), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. Where a Portfolio has more than one Sub-advisor, each Sub-advisor receives holdings information only with respect to the "sleeve" or segment" of the Portfolio for which the Sub-advisor has responsibility.

•  Full holdings to the Trust's independent accountants at the Trust's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers at the end of the Trust's quarterly, semi and annual period-ends.

  Analytical Service Providers

•  All trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Trust's fiscal quarter-end;

•  For each Portfolio with international holdings: Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be reviewed by the Trust's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.

In connection with the ongoing arrangements to make available information about a Portfolio's portfolio holdings, the Trust may require the party receiving such information to maintain assets in the Portfolio or in other investment companies or accounts managed by the Trust's Investment Manager or by an affiliated person of the Investment Manager.

The Board of Trustees has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust and its Portfolios from the potential misuse of such information by individuals or entities that come into possession of the information.

Purchases and Redemptions of Shares and Distributions

Purchases of shares of the Portfolios may be made only by separate accounts of the Participating Insurance Company for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies held by contract owners. The separate accounts place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the end of regular trading on the NYSE (which is normally 4:00 p.m. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees, and other charges may be assessed by the Participating Insurance Company under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees and charges.

Frequent Trading

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest.

In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Trust's Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Distributions

Each Portfolio will distribute annually substantially all of its income and capital gains to the separate accounts.

Fees and Expenses

The following table describes the fees and expenses that Contract owners may pay if they invest in the Growth + Value Portfolio and the Managed Index 500 Portfolio, as well as the projected fees and expenses of the Managed Index 500 Portfolio after the Transaction. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Transaction. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Growth + Value Portfolio[1]	Managed Index 500 Portfolio[1]	Managed Index 500 Portfolio Pro Forma Surviving[2]
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets)

	Growth + Value Portfolio[1]	Managed Index 500 Portfolio[1]	Managed Index 500 Portfolio Pro Forma Surviving
Management Fees	0.90%	0.60%	0.60%
Distribution (12b-1) fees	None[3]	None[3]	None[3]
Other expenses	0.32%	0.17%	0.16%
Total annual portfolio operating expenses	1.22%	0.77%	0.76%

1  Expenses are based upon the expenses for the year ended December 31, 2004.

2  Projected expenses based on current and anticipated Managed Index 500 Portfolio expenses after the Transaction.

3  Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

Expense Examples

These examples are intended to help you compare the cost of investing in the Growth + Value Portfolio or the Managed Index 500 Portfolio with the cost of investing in other mutual funds, and the cost of investing in the Managed Index 500 Portfolio after the Transaction. The examples assume that you invest $10,000, that you receive a 5% return each year, and that the Portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Growth + Value Portfolio	$124	$387	$670	$1,477
Managed Index 500 Portfolio	$79	$246	$428	$954
Managed Index 500 Portfolio (Projected after the Transaction)	$78	$243	$422	$942

Performance

The bar charts below show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The first table below each bar chart shows the Portfolio's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns for each Portfolio for 2004 and since inception.

This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing each Portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

Growth + Value Portfolio*

BEST QUARTER: Up 13.15%, 2nd quarter 2003 WORST QUARTER: Down 16.46%, 3rd quarter 2002

Average Annual Returns** (as of 12/31/04)

	1 YR	SINCE INCEPTION (5/1/01)
Portfolio	10.07%	0.32%
Index: Standard & Poor's 500 Index	10.87%	3.10%
Index: Russell 1000® Index	11.40%	1.36%

*  Prior to May 1, 2005, The Growth + Value Portfolio was known as the AST Alliance/Bernstein Growth + Value Portfolio and Sanford C. Bernstein & Co., LLC served as Sub-advisor for the portion of the Portfolio invested in value stocks.

**  These annual returns do not include contract charges. If contract charges were included, the annual returns would have been lower than those shown. See your contract prospectus.

Managed Index 500 Portfolio*

BEST QUARTER: Up 15.61%, 4th quarter 1999 WORST QUARTER: Down 17.53%, 3rd quarter 2002

Average Annual Returns** (as of 12/31/04)

	1 YR	5 YRS	SINCE INCEPTION (1/2/98)
Portfolio	9.98%	-1.83%	5.08%
Index: Standard & Poor's 500 Index	10.87%	-2.30%	4.77%

*  Prior to May 1, 2005, the Portfolio was known as the AST Sanford Bernstein Managed Index 500 Portfolio and Sanford C. Bernstein & Co., LLC served as its Sub-advisor. Prior to May 1, 2000, the Portfolio was known as the AST Bankers Trust Managed Index 500 Portfolio, and Bankers Trust Company served as its Sub-adviser. Between May 1, 2000 and March 2005, the Portfolio was known as the AST Sanford Bernstein Managed Index 500 Portfolio.

**  These annual returns do not include contract charges. If contract charges were included, the annual returns would have been lower than those shown. See your contract prospectus.

REASONS FOR THE TRANSACTION

The Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have unanimously determined that the Transaction would be in the best interests of the shareholders of the Growth + Value Portfolio and the Managed Index 500 Portfolio, and that the interests of the shareholders of the

Growth + Value Portfolio and the Managed Index 500 Portfolio would not be diluted as a result of the Transaction. At a meeting held on June 7, 2005, the Board considered a number of factors, including the following:

•  the compatibility of the Portfolios' investment objectives, policies and restrictions;

•  the relative past and current growth in assets and investment performance of the Portfolios and their respective future prospects for growth;

•  the relative expense ratios of the Portfolios, and the impact of the proposed Transaction on the expense ratios;

•  the estimated costs of the Transaction;

•  the anticipated federal income tax consequences of the Transaction with respect to each Portfolio and its shareholders;

•  the relative size of the Growth + Value Portfolio as compared to the Managed Index 500 Portfolio; and

•  the potential benefits of the proposed Transaction to the shareholders of each Portfolio, including long-term economies of scale.

At the June 7, 2005 meeting, PI and ASISI recommended the Transaction to the Board. In recommending the Transaction, PI and ASISI advised the Board that the Portfolios have comparable investment objectives, policies, and portfolios. PI and ASISI also advised the Board that, as a result of the Transaction, shareholders of the Growth + Value Portfolio would pay lower management fees and would incur lower overall Portfolio operating expenses.

PI and ASISI further advised the Board that the Managed Index 500 Portfolio had a greater amount of net assets than the Growth + Value Portfolio. As of May 31, 2005, the Growth + Value Portfolio had attracted net assets of approximately $74 million and the Managed Index 500 Portfolio had net assets of approximately $523 million. Accordingly, by combining the Portfolios, the Growth + Value Portfolio's shareholders would enjoy a greater asset base over which expenses could be spread. The Board considered the view of PI and ASISI that if the Transaction were approved, shareholders of the Growth + Value Portfolio should likely realize a significant reduction in both the net annual operating expenses and the gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. PI and ASISI also informed the Board that the performance track record was stronger for the Managed Index 500 Portfolio than for the Growth + Value Portfolio. The board also considered the views of PI and ASISI regarding the portfolio management teams of each Portfolio.

The Trust's current management fee structure includes a shareholder services fee that compensates for certain costs related to changes to portfolios. PI and ASISI recommended to the Board that each Portfolio bear its remaining pro rata expense, not attributable to the shareholder services fee, related to executing the transactions. These costs include legal fees, audit, and typesetting of the proxies. PI and ASISI projected that the Transaction will cost the Portfolios approximately $85,000.

The Board, including a majority of the Independent Trustees, unanimously concluded that the Transaction is in the best interests of the shareholders of the Growth + Value Portfolio and the Managed Index 500 Portfolio, and that no dilution of value would result to the shareholders of the Growth + Value Portfolio or the Managed Index 500 Portfolio from the Transaction. Consequently, the Board approved the Plan and recommended that shareholders of the Growth + Value Portfolio vote to approve the Transaction. The Board also considered that, in the opinion of counsel, the exchange of shares pursuant to the Transaction would not result in a taxable gain or loss for U.S. federal income tax purposes for Growth + Value Portfolio shareholders.

For the reasons discussed above, the Board of Trustees unanimously recommends that you vote FOR the Plan.

If shareholders of the Growth + Value Portfolio do not approve the Plan, the Board will consider other possible courses of action for the Growth + Value Portfolio, including, among others, consolidation of the Growth + Value Portfolio with one or more funds of the Trust, other than the Managed Index 500 Portfolio, or unaffiliated funds.

INFORMATION ABOUT THE TRANSACTION

This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing of the Transaction

If shareholders of the Growth + Value Portfolio approve the Plan, the Transaction will take place after various conditions are satisfied by the Fund on behalf of the Growth + Value Portfolio and the Managed Index 500 Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Transaction to take place. This is called the "closing date." If the shareholders of the Growth + Value Portfolio do not approve the Plan, the Transaction will not take place, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Growth + Value Portfolio approve the Plan, the Growth + Value Portfolio will deliver to the Managed Index 500 Portfolio all of its assets on the closing date. Prudential then will make a conforming exchange of units between the applicable sub-accounts in its separate accounts. As a result, shareholders of the Growth + Value Portfolio will beneficially own shares of the Managed Index 500 Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Managed Index 500 Portfolio. The stock transfer books of the Growth + Value Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Growth + Value Portfolio may be submitted at any time before the close of the NYSE on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of the Growth + Value Portfolio.

Expenses of the Transaction

As stated above, the expenses resulting from the Transaction will be paid by the Portfolios. Each Portfolio will bear its pro rata expense related to the Transaction (based on the net assets of the Portfolios). PI estimates the total cost of the expenses related to the Transaction to be borne by the Portfolios at $85,000. PI expects that the portfolio securities of the Growth + Value Portfolio will be transferred in-kind to the Managed Index 500 Portfolio.

Federal Income Tax Consequences of the Transaction

The Transaction is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Portfolio's obligation to complete the Transaction that the Portfolios will have received an opinion from Shearman & Sterling LLP, Special Tax Counsel to the Trust, based upon representations made by each Portfolio, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Managed Index 500 Portfolio of the assets of the Growth + Value Portfolio in exchange solely for voting shares of the Managed Index 500 Portfolio and the assumption by the Managed Index 500 Portfolio of the liabilities, if any, of the Growth + Value Portfolio, followed by the distribution of the Managed Index 500 Portfolio shares acquired by the Growth + Value Portfolio pro rata to its shareholders, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Managed Index 500 Portfolio and the Growth + Value Portfolio each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the Growth + Value Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Growth + Value Portfolio solely for shares of the Managed Index 500 Portfolio, as described in this Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the Growth + Value Portfolio upon the transfer of its net assets to the Managed Index 500 Portfolio in exchange solely for voting shares of the Managed Index 500 Portfolio and the assumption by the Managed Index 500 Portfolio of the liabilities, if any, of the Growth + Value

Portfolio. In addition, no gain or loss will be recognized by the Growth + Value Portfolio on the distribution of such shares to the shareholders of the Growth + Value Portfolio (in liquidation of the Growth + Value Portfolio);

4.  No gain or loss will be recognized by the Managed Index 500 Portfolio upon the acquisition of the net assets of the Growth + Value Portfolio in exchange solely for shares of the Managed Index 500 Portfolio and the assumption of the liabilities, if any, of the Growth + Value Portfolio;

5.  The Managed Index 500 Portfolio's tax basis for the assets acquired from the Growth + Value Portfolio will be the same as the tax basis of these assets when held by the Growth + Value Portfolio immediately before the transfer, and the holding period of such assets acquired by the Managed Index 500 Portfolio will include the holding period of such assets when held by the Growth + Value Portfolio;

6.  The Growth + Value Portfolio's shareholders' tax basis for the shares of the Managed Index 500 Portfolio to be received by them pursuant to the reorganization will be the same as their tax basis in the Growth + Value Portfolio shares exchanged therefor and

7.  The holding period of the Managed Index 500 Portfolio shares to be received by the shareholders of the Growth + Value Portfolio will include the holding period of their Growth + Value Portfolio shares exchanged therefore, provided such Growth + Value Portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the Growth + Value Portfolio should consult their tax advisors regarding the tax consequences to them of the Transaction in light of their individual circumstances. The Growth + Value Portfolio has capital loss carryforwards of $3,705,536 as of December 31, 2004, which will have an annual limitation on the amount of utilization under certain conditions defined in the Internal Revenue Code of 1986, as amended, as a result of the Transaction.

Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

Characteristics of the Managed Index 500 Portfolio Shares

Shares of the Managed Index 500 Portfolio will be distributed to shareholders of the Growth + Value Portfolio and will have the same legal characteristics as the shares of the Growth + Value Portfolio with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

Capitalizations of the Portfolios and Capitalization after the Transaction

The following table sets forth, as of December 31, 2004, the capitalization of shares of the Growth + Value Portfolio and the Managed Index 500 Portfolio. The table also shows the projected capitalization of the Managed Index 500 Portfolio shares as adjusted to give effect to the proposed Transaction. The capitalization of the Managed Index 500 Portfolio is likely to be different when the Transaction is consummated.

	Growth + Value Portfolio	Managed Index 500 Portfolio	Adjustments	Managed Index 500 Portfolio Projected after Transaction
	(unaudited)	(unaudited)		(unaudited)
Net assets (thousands)	$77,922	$561,666	-	$639,588
Total shares outstanding (thousands)	7,824	46,916	(1,315)	53,425
Net asset value per share	$9.96	$11.97	-	$11.97

VOTING INFORMATION

The affirmative vote of a majority of the total number of outstanding shares of the Growth + Value Portfolio is necessary to approve the Plan. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Growth + Value Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, the Participating Insurance Company, as record owner of the shares of the Growth + Value Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Plan, against the Plan, and abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners ("Shadow Voting"). Therefore, the presence at the Meeting of the Participating Insurance Company will be sufficient to constitute a quorum and all of the shares of the Growth + Value Portfolio will be voted in some manner by the Participating Insurance Company. No minimum response is required from the Contract owners before Shadow Voting is applied.

An abstention is not counted as an affirmative vote of the type necessary to approve the Plan and, therefore, instructions to the Participating Insurance Company to abstain will have the same effect as a vote against the Plan.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by Prudential in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE PORTFOLIOS

The Growth + Value Portfolio and the Managed Index 500 Portfolio are separate series of the Trust, which is an open-end management investment company registered with the SEC under the Investment Company Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Managed Index 500 Portfolio is included in Appendix B. Additional information about the Growth + Value Portfolio is included in the prospectus for the Trust, dated May 1, 2005, and the portions of that prospectus relating to the Growth + Value Portfolio are incorporated herein by reference. Further information about both Portfolios is included in the Statement of Additional Information of the Trust, dated May 1, 2005, and the portions of that document relating to the Portfolios are incorporated herein by reference. These documents are available upon request and without charge by calling 800-752-6342 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Trust, on behalf of the Portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. The Trust also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, all of the shares of both the Growth + Value Portfolio and the Managed Index 500 Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of either Portfolio.

Portfolio	Beneficial Owner Name*	Address	Percent Ownership
Growth + Value	American Skandia Life Assurance Corporation	One Corporate Drive Shelton Connecticut 06484	99.12

Managed Index 500	American Skandia Life Assurance Corporation	One Corporate Drive Shelton Connecticut 06484	99.07

*  As defined by the Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A  Form of Plan of Reorganization by American Skandia Trust on behalf of the Growth + Value Portfolio and the Managed Index 500 Portfolio

B  Prospectus for the Managed Index 500 Portfolio, dated May 1, 2005

C  Annual Report for the Managed Index 500 Portfolio, dated December 31, 2004

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this day of , 2005 by American Skandia Trust (the "Trust"), a business trust organized under the laws of the State of Massachusetts with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, on behalf of the Growth + Value Portfolio (the "Acquired Portfolio") and the Managed Index 500 Portfolio (the "Acquiring Portfolio"), both series of the Fund. Together, the Acquired Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

This Plan is intended to be and is adopted as a plan of reorganization for the Acquired Portfolio within the meaning of the Treasury Regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional shares, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Fund on behalf of the Acquiring Portfolio and the Acquired Portfolio:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Acquired Portfolio.

(a)  Subject to the terms and conditions of this Plan, the Trust shall: (i) transfer all of the assets of the Acquired Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Acquired Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Acquired Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, the Trust on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Acquired Portfolio ("Acquired Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Acquired Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Acquired Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Trust's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

(c)  The net asset value of a share of the Acquired Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be December 2, 2005, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 5:00 p.m. Eastern time on the Closing Date. The Trust on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodians. Also, the Trust on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Trust on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Fund on behalf of Acquired Portfolio may request.

4.  Representations and Warranties by the Fund on behalf of the Acquired Portfolio.

The Trust makes the following representations and warranties about the Acquired Portfolio:

(a)  The Acquired Portfolio is a series of the Trust, a business trust organized under the laws of the State of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  The Trust on behalf of the Acquired Portfolio is authorized to issue an unlimited number of the Acquired Portfolio shares, par value $0.001 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2004, audited by KPMG LLP fairly present the financial position of the Acquired Portfolio as of such date and the results of its operations for the periods indicated in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(d)  The Trust has the necessary power and authority to conduct the Acquired Portfolio's business as such business is now being conducted.

(e)  The Trust on behalf of the Acquired Portfolio is not a party to or obligated under any provision of the Trust's Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Portfolio has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Code and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Acquired Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

5.  Representations and Warranties by the Fund on behalf of the Acquiring Portfolio.

The Trust makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of the Trust, a corporation organized under the laws of the State of Massachusetts validly existing and in good standing under the laws of that jurisdiction. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Trust on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, par value $0.001, each outstanding share of which has full voting rights and is freely paid, non-assessable, and fully transferable.

(c)  At the Closing, Acquiring Portfolio Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares authorized and registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2004, audited by KPMG LLP fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The Trust has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(f)  The Trust on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of the Trust's Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Portfolio has to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquiring Portfolio also has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.  Representations and Warranties by the Fund on behalf of the Portfolios.

The Trust makes the following representations and warranties about the Portfolios:

(a)  The statement of assets and liabilities to be created by the Trust for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to

Section 1 of this Plan will accurately reflect the Assets in the case of the Acquired Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Portfolios will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the Trust's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Portfolios.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)  The Trust anticipates that consummation of this Plan will not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

(g)  The Trust has the necessary power and authority to conduct the business of the Portfolios, as such business is now being conducted.

7.  Intentions of the Trust on behalf of the Portfolios.

(a)  The Trust intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(b)  The Trust intends that the Acquired Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

(c)  The Trust on behalf of the Acquired Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Acquired Portfolio.

(d)  The Trust intends that, by the Closing, each of the Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)  At the Closing, the Trust on behalf of the Acquired Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(f)  The Trust intends to mail to each shareholder of the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.  Conditions Precedent to be Fulfilled by Trust on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

(e)  That at or immediately prior to the Closing, the Acquired Portfolio shall have declared and paid a dividend or dividends which, together will all previous such dividends, shall have the effect of distributing to the Acquired Portfolio's shareholders all of such Acquired Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(f)  The Trust shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to the Company, substantially to the effect that, for federal income tax purposes,

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund, if any, Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefore; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to certain matters.

(g)  That there shall be delivered to the Trust on behalf of the Portfolios an opinion in form and substance satisfactory to it from Goodwin Procter LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1)  Acquiring Portfolio Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Portfolio;

(2)  All actions required to be taken by the Trust and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and the Portfolios;

(3)  Neither the execution, delivery, nor performance of this Plan by the Trust violates any provision of the Trust's Declaration of Trust, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid, and binding obligation of the Trust and each Portfolio and is enforceable against the Trust and/or each Portfolio in accordance with its terms; and

(4)  The Trust's registration statement, of which the prospectus dated May 1, 2005 relating to each Portfolio (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h)  That the Trust's Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Acquired Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

9.  Expenses.

(a)  The Trust represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Portfolios, pro rata based on net assets of the Portfolios.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing, or the Closing may be postponed by the Fund on behalf of a Portfolio by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2005, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of the relevant Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Portfolio or Acquired Portfolio, and neither the Trust, the Acquiring Portfolio nor the Acquired Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, trustees, agents or shareholders nor the Portfolios nor any of their shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of any of the Portfolios or the Trust against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Trust's shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Trust on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless the Trust on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Entire Plan and Amendments.

This Plan embodies the entire plan of the Trust on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by the Trust on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

13.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, American Skandia Trust, on behalf of the Growth + Value Portfolio and the Managed Index 500 Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

  AMERICAN SKANDIA TRUST
on behalf of
Growth + Value Portfolio and
Managed Index 500 Portfolio

Attest:    By:

Exhibit B

MANAGED INDEX 500 PORTFOLIO PROSPECTUS DATED MAY 1, 2005

PROSPECTUS  MAY 1, 2005

AMERICAN SKANDIA TRUST
One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the "Trust") is an investment company made up of the following 37 separate portfolios ("Portfolios"). This Prospectus discusses the following Portfolio:

AST AllianceBernstein Managed Index 500 Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under "Management of the Trust."

TABLE OF CONTENTS

Caption

B-3	Risk/Return Summary

B-3	Past Performance

B-4	Fees and Expenses of the Portfolios

B-5	Investment Objectives and Policies

B-5	AST AllianceBernstein Managed Index 500 Portfolio

B-7	Portfolio Turnover

B-7	Net Asset Value

B-8	Purchase and Redemption of Shares

B-9	Management of the Trust

B-10	Tax Matters

B-11	Certain Risk Factors and Investment Methods

F-1	Financial Highlights

RISK/RETURN SUMMARY

American Skandia Trust (the "Trust") is comprised of thirty-seven investment portfolios (the "Portfolios"). The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Prospectus discusses one Portfolio: the AST AllianceBernstein Managed Index 500 Portfolio (the "Portfolio").

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on the Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of the Portfolio. Additional information about the Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

Growth and Income Portfolio

Portfolio	Investment Goal	Primary Investments
AllianceBernstein Managed Index 500	To outperform the S&P 500® Stock Index	The Portfolio invests primarily in common stocks included in the S&P 500®.

Principal Investment Strategies

The AST AllianceBernstein Managed Index 500 Portfolio (formerly known as the AST Sanford Bernstein Managed Index 500 Portfolio) will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®"). The Portfolio is actively managed and seeks to outperform the S&P 500® through the Sub-advisor's stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

While the Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500® over short or extended periods.

PAST PERFORMANCE

The bar charts show the performance of the Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show the Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for the Portfolio for one, five, and ten years (or since inception, if shorter). This information provides some indication of the Portfolio's risks by showing changes in performance from year to year and by comparing the Portfolio's performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST AllianceBernstein Managed Index 500 Portfolio*

BEST QUARTER: Up 15.61%, 4th quarter 1999 WORST QUARTER: Down 17.53%, 3rd quarter 2002

Average Annual Total Returns for periods ended 12/31/04**

	1 YR	5 YRS	SINCE INCEPTION (1/2/98)
Portfolio	9.98%	-1.83%	5.08%
Index: Standard & Poors 500 Index	10.87%	-2.30%	4.77%

*  Prior to May 1, 2005, the Portfolio was known as the AST Sanford Bernstein Managed Index 500 Portfolio and Sanford C. Bernstein & Co., LLC served as its Sub-advisor. Prior to May 1, 2000, the Portfolio was known as the AST Bankers Trust Managed Index 500 Portfolio, and Bankers Trust Company served as its Sub-advisor. Between May 1, 2000 and March 2005, the Portfolio was known as the AST Sanford Bernstein Managed Index 500 Portfolio.

**  These annual returns do not include contract charges. If contract charges were included, the annual returns would have been lower than those shown. See your contract prospectus.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None*
Maximum deferred sales charge (load)	None*
Maximum sales charge (load) imposed on reinvested dividends	None*
Redemption Fees	None*
Exchange Fee	None*

*  Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets, in %)

Portfolio	Management Fees	Other Expenses[1,2]	Total Annual Portfolio Operating Expenses
AST AllianceBernstein Managed Index 500	0.60	0.17	0.77

1  Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

2  As noted above, shares of the Portfolios generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under "Other Expenses." See this Prospectus under "Management of the Trust – Distribution Plans" for more information.

Expense Examples

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After
Portfolio	One Year	Three Years	Five Years	Ten Years
AST AllianceBernstein Managed Index 500	$79	$246	$428	$954

INVESTMENT OBJECTIVES AND POLICIES

The investment objective, policies and limitations for the Portfolio are described below. The investment objectives and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of the Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolio may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

Investment Objective: The investment objective of the Portfolio is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®") through active stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities included in the S&P 500®. The 80% investment requirement applies at the time the Portfolio invests its assets.

The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500® is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®. The Portfolio is an actively managed fund.

As a mutual fund investing primarily in common stocks, the Portfolio is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Portfolio is not likely to differ materially from the risk of the S&P 500® itself. While the Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500® over short or extended periods.

About the S&P 500®. The S&P 500® is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500® are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500® is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500® may be changed from time to time. "Standard & Poor's®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

The Portfolio is not sponsored, endorsed, sold or promoted by Standard &Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® to track general stock market performance. S&P's only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500®, which is determined, composed and calculated by S&P without regard to the Investment Manager, Sub-advisor, or Portfolio. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500®. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the Portfolio's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500® or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Investments

Derivatives. The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. These instruments may be used for several reasons: to simulate full investment in the S&P 500® while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500®. The Portfolio will not use derivatives for speculative purposes or to leverage its assets. The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and provided that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments. The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500®. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

PORTFOLIO TURNOVER

The Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase the Portfolio's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

Although turnover rates may vary substantially from year to year, for the year ended December 31, 2004, the Portfolio's annual portfolio turnover rate was less than 100%.

NET ASSET VALUE

The net asset value per share ("NAV") of the Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the "NYSE") (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of the Portfolio's total assets, less any liabilities, by the number of total shares of the Portfolio outstanding. In general, the assets of the Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of the Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES

Purchases of shares of the Portfolio may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("Contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 p.m. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, "Prudential Insurance"), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST

Investment Managers: ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC ("PI") (each an "Investment Manager" and together the "Investment Managers"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI's investment management responsibilities with respect to the Trust.

The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the "Management Agreements"), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors: Information about the Portfolio's Sub-advisors is set forth below. The Trust's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Alliance Capital Management, L.P. ("AllianceBernstein"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the AST AllianceBernstein Managed Index 500 Portfolio. AllianceBernstein is a leading global investment adviser with assets under management as of December 31, 2004 totaling approximately $539 billion.

Day-to-day investment management decisions for the AST AllianceBernstein Managed Index 500 Fund are made by the U.S. Structured Equity Investment Policy Group, which is chaired by Drew W. Demakis. Mr. Demakis is a Senior Vice President of AllianceBernstein and Chairman of the Risk Investment Policy Group. The U.S. Structured Equity Investment Policy Group has managed the Fund since Bernstein became the Fund's Sub-advisor in May 2000. Mr. Demakis joined the firm in 1998 from BARRA RogersCasey, where he was most recently Managing Director and Head of Research. He has been responsible for the Fund since May 2003.

Fees and Expenses

Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares. The Portfolios do not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio	Annual Rate
AST AllianceBernstein Managed Index 500	0.60

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust's SAI under "Investment Advisory and Other Services."

Other Expenses. In addition to Investment Management fees, the Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan. Until November 18, 2004, the Trust utilized a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated ("ASM") and affiliates of ASISI and PI (the "Distributor") to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use those commissions to promote the sale of shares of the Portfolio. Under the Distribution Plan, transactions for the purchase and sale of securities for the Portfolio were directed to certain brokers for execution ("clearing brokers") who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for "introducing" transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolio did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by the Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS

The Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of the Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolio, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS

The following is a description of certain securities and investment methods that the Portfolio may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of the Portfolio is described above under "Investment Objective and Policies" and an investor should refer to that section to obtain information about the Portfolio. In general, whether a Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust's SAI under "Investment Objectives and Policies." As noted below, however, certain risk factors and investment methods apply to the Portfolio.

Derivative Instruments

To the extent permitted by the investment objectives and policies of the Portfolio, the Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, the Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options. The Portfolio may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

The Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios' records). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options. The Portfolio may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. The Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

(i)  purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

(ii)  enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Portfolio's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

Foreign Securities

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries. Although the Portfolio may not invest primarily in securities of issuers in developing countries, from time to time it may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio's share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions. A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Portfolio's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios' records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Portfolio's share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Fixed Income Securities

Notwithstanding that the Portfolio invests primarily in equity securities, it may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Trust's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

Mortgage-Backed Securities

Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

Asset-Backed Securities

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

Convertible Securities and Warrants

The Portfolio may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

Illiquid and Restricted Securities

Subject to guidelines adopted by the Trustees of the Trust, the Portfolio may invest up to 5% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

Repurchase Agreements

The Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

Borrowing

The Portfolio may borrow money from banks or broker/dealers. Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

Lending Portfolio Securities

The Portfolio may lend securities with a value of up to 331/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although the Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by the Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower's default. These events could trigger adverse tax consequences to the Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

Other Investment Companies

Investments of Uninvested Cash. The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, a Portfolio's investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio's total assets with respect to any one investment company; and (c) 10% of a Portfolio's total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also "sweep" excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio's total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies. Investments by the Portfolio in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolio in its capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio's investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio's total assets with respect to any one investment company; and (c) 10% of the Portfolio's total assets in the aggregate.

Exchange-Traded Funds (ETFs)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

Initial Public Offerings

The Portfolio may participate in the initial public offering ("IPO") market, and a portion of a Portfolio's returns may be attributable to Portfolio investments in IPOs. There is no guarantee that as a Portfolio's assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Portfolio's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is described in the Trust's Statement of Additional Information and on the Trust's website at www.americanskandia.prudential.com. The Trust will provide a full list of each Portfolio's portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release each Portfolio's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust's website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

American Skandia Trust

Financial Highlights

Per Share Data (For a Share Outstanding Throughout Each Year)

			Increase (Decrease) from Investment Operations			Less Distributions
Portfolio	Year Ended	Net Asset Value Beginning of Year	Net Investment Income	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	From Net Investment Income	From Net Realized Gains	Total Distributions
AST AllianceBernstein Managed Index 500	12/31/04	$10.98	$0.15	$0.94	$1.09	$(0.10)	$-	$(0.10)
	12/31/03	8.75	0.11	2.24	2.35	(0.12)	-	(0.12)
	12/31/02	11.14	0.11	(2.39)	(2.28)	(0.11)	-	(0.11)
	12/31/01	12.63	0.11	(1.36)	(1.25)	(0.11)	(0.13)	(0.24)
	12/31/00	14.96	0.10	(1.40)	(1.30)	(0.08)	(0.95)	(1.03)

		Supplemental Data			Ratios of Expenses to Average Net Assets*
Portfolio	Net Asset Value End of Year	Total Return**	Net Assets at End of Year (in 000's)	Portfolio Turnover Rate	After Advisory Fee Waiver and Expense Reimbursement	Before Advisory Fee Waiver and Expense Reimbursement	Ratio of Net Investment Income to Average Net Assets
AST AllianceBernstein Managed Index 500	$11.97	9.98%	$561,666	41%	0.81%	0.81%	1.27%
	10.98	27.32%	541,492	45%	0.84%	0.84%	1.03%
	8.75	(20.64)%	441,169	36%	0.84%	0.84%	1.04%
	11.14	(10.01)%	623,363	54%	0.77%	0.78%	0.95%
	12.63	(8.82)%	704,897	84%	0.78%	0.78%	0.84%

*  Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan.

**  These annual total returns do not consider the effect of sales load or insurance contract charges.

F-1

Mailing Address

American Skandia Trust Gateway Center Three 100 Mulberry Street Newark, NJ 07102

Investment Managers

American Skandia Investment Services, Incorporated One Corporate Drive Shelton, CT 06484	Prudential Investments LLC Gateway Center Three, 100 Mulberry Street Newark, NJ 07102

Sub-Advisors

Alliance Capital Management L.P.

Custodian

PFPC Trust Company 400 Bellevue Parkway Wilmington, DE 19809

Administrator Transfer and Shareholder Servicing Agent

PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal Counsel	Counsel to the Independent Trustees

Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Bell, Boyd & Lloyd LLC 70 West Madison Street Chicago, IL 60602

Investor Information Services

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolio is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to "American Skandia Trust, c/o American Skandia Life Assurance Corporation." at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

Exhibit C

ANNUAL REPORT DATED DECEMBER 31, 2004

Managed Index 500 Portfolio's Annual Report to Shareholders for the fiscal year ended on December 31, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

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PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Cover Page

3	Summary

3	The Proposal

3	Shareholder Voting

3	Comparisons of Some Important Features of the Portfolios

4	The Investment Objective and Strategies of the Portfolios

Other Non-Fundamental Investment Policies of the Portfolios

Fundamental Investment Restrictions of the Portfolios

6	Risks of Investing in the Portfolios

7	Federal Income Tax Considerations

7	Management of the Fund and the Portfolios

11	Valuation

13	Purchases, Redemptions, Exchanges and Distributions

14	Fees and Expenses

15	Expense Examples

15	Performance

15	AST AllianceBernstein Growth + Value Portfolio

16	AST AllianceBernstein Managed Index 500 Portfolio

16	Other Key Features of the Portfolios

16	Reasons for the Transaction

18	Information about the Transaction

18	Closing of the Transaction

18	Expenses of the Transaction

18	Federal Income Tax Consequences of the Transaction

19	Characteristics of the AST AllianceBernstein Managed Index 500 Portfolio Shares

19	Capitalization of the Portfolios and Capitalization after the Transaction

20	Voting Information

20	How to Vote

20	Revoking Voting Instructions

20	Other Matters

20	Solicitation of Voting Instructions

21	Additional Information about the Company and the Portfolios

21	Principal Holders of Shares

22	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Plan of Reorganization

B-1	Exhibit B – Prospectus for the AST AllianceBernstein Managed Index 500 Portfolio dated May 1, 2005

C-1	Exhibit C – Annual Report for the Managed Index 500 Portfolio, dated December 31, 2004

THE BOARD OF TRUSTEES OF AMERICAN SKANDIA TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

[INSURANCE COMPANY NAME PRINTS HERE]

ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO

OF

AMERICAN SKANDIA TRUST

Special Meeting of Shareholders-October 14, 2005

                                                                                                VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF AMERICAN SKANDIA TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO OF THE TRUST TO BE HELD ON OCTOBER 14, 2005 AT 10:00 A. M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14th FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Trust shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal.  If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:_______________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

(     )                        (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally.  If only one signs, his or her signature will be binding.  If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or hew own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL:

To approve a Plan of Reorganization of the Trust on behalf of the AST AllianceBernstein Growth + Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio of the Trust, which provides for the acquisition of all of the net assets of the AST AllianceBernstein Growth + Value Portfolio in exchange for shares of the AST AllianceBernstein Managed Index 500 Portfolio, the distribution of such shares to the shareholders of the AST AllianceBernstein Growth + Value Portfolio, and the liquidation and dissolution of the AST AllianceBernstein Growth + Value Portfolio.

                (     ) FOR                                               (     ) AGAINST                                     (     ) ABSTAIN

PART B

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Acquisition of the Assets of the

AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO

By and in exchange for the Shares of the

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

This Statement of Additional Information (The “SAI”) expands upon and supplements information contained in the combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement” dated August 11, 2005 and relates specifically to the proposed delivery of all of the net assets of the AST AllianceBernstein Growth + Value Portfolio (“Growth + Value Portfolio”) in exchange for shares of the AST AllianceBernstein Managed Index 500 Portfolio (“Managed Index 500 Portfolio”).  The Growth + Value Portfolio and the Managed Index 500 Portfolio are both series of American Skandia Trust (“AST”).

This SAI consists of this Cover Page and the Statement of Additional Information on Form N-1A of AST dated May 1, 2005, which is incorporated herein by reference (which means that those portions are legally part of this SAI), and the pro forma financial statements for the Growth + Value Portfolio and the Managed Index 500 Portfolio after giving effect to the proposed transaction.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 11, 2005, which relates to the above-referenced transaction.  You can request a copy of the Prospectus/Proxy Statement by calling 800-752-6342 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.  The Securities and Exchange Commission (“SEC”) maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

S-2          Attachment to SAI

F-1          Pro Forma Financial Statements of the Transaction (unaudited)

F-2          Pro Forma Statement of Operations for the Transaction (unaudited)

F-3          Pro Forma Statements of Assets and Liabilities for the Transaction (unaudited)

F-4          Pro Forma Portfolio of Investments for the Transaction (unaudited)

F-10        Notes to Pro Forma Financial Statements for the Transaction (unaudited)

ATTACHMENT TO SAI

The American Skandia Trust (the “Trust”) Statement of Additional Information (SAI) dated May 1, 2005, is incorporated herein by reference to the electronic filings with the SEC of the Trust’s SAI dated May 1, 2005 on Form N-1A under Rule 485 (b) and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) FOR THE TRANSACTION

The following tables set forth the unaudited pro forma Statement of Operations, the unaudited pro forma Statements of Assets and Liabilities and the unaudited pro forma Portfolio of Investments, each for the year ended December 31, 2004 for the AST AllianceBernstein Growth + Value Portfolio and AST AllianceBernstein Managed Index 500 Portfolio, as adjusted, giving effect to the Transaction.  The unaudited pro forma combined financial statements included in this SAI are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the transaction occurred on December 31, 2004.  The statements have been derived from the books and records of the Portfolios utilized in calculating daily net asset value at the date indicated above for both Portfolios under accounting principles generally accepted in the United States of America and the investment company industry.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the AST AllianceBernstein Growth + Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio for pre-combination periods will not be restated.  As of December 31, 2004, all securities held by the target fund would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

Pro Forma Statement of Operations

For the Year ended  12/31/ 2004

(Unaudited)

	AST Alliance Bernstein Growth & Value	AST Alliance Bernstein Managed Index 500	Pro-Forma Adjustments		Pro-forma Combined AST Alliance Bernstein Managed Index 500
Income
Interest	$48	$512			$560
Dividends	1,287,498	11,092,793			12,380,291
Security Lending	13,406	43,970			57,376
Foreign taxes Withheld	(6,532)	(4,186)			(10,718)
Total Income	1,294,420	11,133,089			12,427,509

Expenses:
Advisory Fees	618,479	3,289,927	(206,160	)(a)	3,702,246
Distribution Fees	—	242,565			242,565
Shareholder Servicing Fees and Expenses	69,000	548,000			617,000
Administration and Accounting Fees	69,000	181,000	(61,000	)(b)	189,000
Custodian Fees and Expenses	15,000	65,000	(9,000	)(b)	71,000
Audit and Legal Fees	41,000	24,000	(41,000	)(b)	24,000
Trustees Fees	12,000	19,000	(12,000	)(b)	19,000
Interest Expense	—	10,742			10,742
Miscellaneous	13,855	49,141	(13,000	)(b)	49,996

Total expenses	838,334	4,429,375	(342,160)		4,925,549
Less: Advisory fees & expense reimbursement	—	—	—		—
Less: Fees Paid Directly	—	(242,565)	—		(242,565)
Net expenses	838,334	4,186,810	(342,160)		4,682,984

Net investment Income	456,086	6,946,279	342,160		7,744,525

Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	1,877,289	6,382,969			8,260,258

Net Change in Unrealized Appreciation on
Investments	4,406,550	34,494,253			38,900,803

Net gain on investments	6,283,839	40,877,222			47,161,061

Net Increase in Net Assets Resulting from Operations	$6,739,925	$47,823,501	$342,160		$54,905,586

(a) Represent adjustments to advisory fees based on the survivng portfolio’s fee schedule.
(b) Reflects the elimination of duplicate services or fees.

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES

December 31,2004

(UNAUDITED)

	AST Alliance Bernstein Growth & Value	AST Alliance Bernstein Managed Index 500	Pro-Forma Adjustments		Pro-forma Combined AST Alliance Bernstein Managed Index 500
ASSETS:
Investments in Securities at Value (A)
Including Securities Loaned at Value (B)	$91,313,935	$617,027,079			$708,341,014
Receivable For:
Securities Sold	2,096,667	0			2,096,667
Dividends and Interest	82,405	718,716			801,121
Fund Shares Sold	29,125	7,534			36,659
Prepaid Expenses	1,275	10,980			12,255
Total Assets	93,523,407	617,764,309			711,287,716

LIABILITIES:
Payable to Investment Manager	28,142	70,349			98,491
Payable to Broker for Collateral for Securities on Loan	14,735,515	55,778,525			70,514,040
Payable For:
Securities Purchased	798,833	0			798,833
Fund Shares Redeemed	361	181,016			181,377
Shareholder Servicing Fees Payable	426	3,087			3,513
Deferred Director’s Fees	436	9,337			9,773
Accrued Expenses and Other Liabilities	37,905	56,237			94,142
Total Liabilities	15,601,618	56,098,551			71,700,169
Net Assets	$77,921,789	$561,665,758			$639,587,547

Components of Net Assets

Common Stock, at $0.001 Par Value	$7,824	$46,916	$(1,315)		$53,425
Additional Paid-In Capital	69,841,285	639,067,894	1,315		708,910,494
	69,849,109	639,114,810			708,963,919
Accumulated Net Investment Loss	455,649	6,886,856			7,342,505
Accumulated Net Realized Gain on Investments	(3,801,166)	(156,516,831)			(160,317,997)
Net Unrealized Appreciation on Investments	11,418,197	72,180,923			83,599,120
Net Assets	$77,921,789	$561,665,758			$639,587,547

Shares of Common Stock Outstanding	7,823,763	46,915,834	(1,314,971	)(a)	53,424,626
Net Asset Value	9.96	11.97			11.97
(A) Investments at Cost	$79,895,738	$544,846,156			$624,741,894
(B) Securities Loaned at Value	$14,205,920	$53,818,285			$68,024,205

See Notes to Pro-Forma Financial Statements

(a)          Represents the difference between total additional shares to be issued (see note 2) and current AST AllianceBernstein Managed Index 500 shares outstanding

See Notes to Pro-Forma Financial Statements

Pro Forma Portfolio of Investments

December 31, 2004

(UNAUDITED)

AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined		AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined
Shares	Shares	Shares			Value	Value		Value
				LONG-TERM INVESTMENTS – 96.3, 99.5%, 99.1%
				COMMON STOCK
				Advertising - 0.0%, 0.1%, 0.1%
	61,000		61,000	Interpublic Group of Cos., Inc. (The)* (a)		$818,740		$818,740

				Aerospace – 0.7%, 1.8%, 1.6%
10,800	71,300		82,100	Boeing Co.	559,116	3,691,201		4,250,317
	28,700		28,700	Goodrich Corp.		936,768		936,768
	51,100		51,100	United Technologies Corp.		5,281,185		5,281,185
					559,116	9,909,154		10,468,270
				Automobile Manufacturers –0.0%, 0.6%, 0.5%
	81,000		81,000	General Motors Corp.(a)		3,244,860		3,244,860
				Automotive Parts – 0.8%, 0.3%, 0.3%
	177,600		177,600	Delphi Corp. (a)		1,601,952		1,601,952
7,700			7,700	Magna International, Inc. (Class “A” Stock)	635,635			635,635
					635,635	1,601,952		2,237,587
				Beverages – 0.6%, 1.7%, 1.6%
	61,700		61,700	Coca-Cola Co.		2,568,571		2,568,571
9,600	135,100		144,700	PepsiCo, Inc.	501,120	7,052,220		7,553,340
					501,120	9,620,791		10,121,911
				Broadcasting – 1.0%, 0.4%, 0.5%
16,800			16,800	Scripps (E.W.) Co. (Class “A” Stock)	811,104			811,104
	50,000		50,000	Univision Communications, Inc. (Class “A” Stock)*		1,463,500		1,463,500
	28,900		28,900	Westwood One, Inc.*		778,277		778,277
					811,104	2,241,777		3,052,881

				Building Materials – 0.0%, 1.0%, 0.8%
	57,000		57,000	American Standard Cos., Inc.*		2,355,240		2,355,240
	66,400		66,400	Masco Corp.		2,425,592		2,425,592
	13,900		13,900	Sherwin-Williams Co. (The)		620,357		620,357
						5,401,189		5,401,189
				Business Services – 0.0%, 0.1%, 0.1%
	19,000		19,000	Fiserv, Inc.*		763,610		763,610

				Cable Television – 0.8%, 0.4%, 0.5%
19,100	64,800		83,900	Comcast Corp. (Special Class “A” Stock)* (a)	627,244	2,156,544		2,783,788

				Chemicals – 0.0%, 1.5%, 1.3%
	24,200		24,200	Dow Chemical Co.		1,198,142		1,198,142
	52,200		52,200	DuPont, (E.I.) de Nemours & Co.		2,560,410		2,560,410
	9,000		9,000	Eastman Chemical Co.(a)		519,570		519,570
	11,300		11,300	FMC Corp.*		545,790		545,790
	44,600		44,600	Hercules, Inc.* (a)		662,310		662,310
	35,700		35,700	Lubrizol Corp.		1,315,902		1,315,902
	22,000		22,000	PPG Industries, Inc.		1,499,520		1,499,520
						8,301,644		8,301,644
				Clothing & Apparel – 0.7%, 0.3%, 0.4%
10,200			10,200	Jones Apparel Group, Inc.	373,014			373,014
3,600	34,375		37,975	VF Corp.	199,368	1,903,688		2,103,056
					572,382	1,903,688		2,476,070

				Computer Hardware – 5.0%, 3.7%, 3.9%
65,600	195,185		260,785	Dell, Inc.*	2,764,384	8,225,096		10,989,480
52,750	239,760		292,510	Hewlett-Packard Co.	1,106,168	5,027,767		6,133,935
	33,200		33,200	Ingram Micro, Inc. (Class “A” Stock)*		690,560		690,560
	70,600		70,600	International Business Machines Corp.		6,959,748		6,959,748
					3,870,552	20,903,171		24,773,723
				Computer Services & Software – 6.4%, 6.7%, 6.6%
37,300	306,400		343,700	Cisco Systems, Inc.*	719,890	5,913,520		6,633,410
22,100	50,000		72,100	Electronic Arts, Inc.*	1,363,128	3,084,000		4,447,128
	29,300		29,300	Electronic Data Systems Corp.		676,830		676,830
	143,400		143,400	EMC Corp.*		2,132,358		2,132,358
	16,900		16,900	Mercury Interactive Corp.*(a)		769,795		769,795
93,700	600,800		694,500	Microsoft Corp.	2,502,727	16,047,368		18,550,095
	322,600		322,600	Oracle Corp.*		4,426,072		4,426,072
16,000	110,600		126,600	Symantec Corp.*	412,160	2,849,056		3,261,216
	33,000		33,000	Tech Data Corp.* (a)		1,498,200		1,498,200
					4,997,905	37,397,199		42,395,104

AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined		AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined
				Conglomerates – 1.9%, 3.4%, 3.2%
	13,900		13,900	3M Co.		1,140,773		1,140,773
11,950	154,900		166,850	Altria Group, Inc.	730,145	9,464,390		10,194,535
	93,000		93,000	Cendant Corp.		2,174,340		2,174,340
	44,900		44,900	Honeywell International, Inc.		1,589,909		1,589,909
10,600	20,000		30,600	Textron, Inc.	782,280	1,476,000		2,258,280
	88,100		88,100	Tyco International Ltd.(a)		3,148,694		3,148,694
					1,512,425	18,994,106		20,506,531
				Construction - 0.0%, 0.3%, 0.3%
	15,700		15,700	Lennar Corp. (Class “A” Stock)		889,876		889,876
	12,800		12,800	Pulte Homes, Inc.		816,640		816,640
						1,706,516		1,706,516

				Consumer Products & Services – 2.5%, 4.2%, 4.0%
22,900	74,000		96,900	Avon Products, Inc. (a)	886,230	2,863,800		3,750,030
	12,100		12,100	Fortune Brands, Inc.		933,878		933,878
	101,800		101,800	Johnson & Johnson		6,456,156		6,456,156
4,425			4,425	Kimberly-Clark Corp.	291,209			291,209
	41,400		41,400	Newell Rubbermaid, Inc.		1,001,466		1,001,466
13,400	189,500		202,900	Procter & Gamble Co.	738,072	10,437,660		11,175,732
	26,800		26,800	Reynolds, (R.J.) Tobacco Holdings, Inc. (a)		2,106,480		2,106,480
					1,915,511	23,799,440		25,714,951
				Containers & Packaging –0.6%, 0.1%, 0.2%
25,600			25,600	Smurfit-Stone Container Corp.* (a)	478,208			478,208
	20,500		20,500	Sonoco Products Co.		607,825		607,825
					478,208	607,825		1,086,033

				Electronic Components & Equipment – 5.1%, 5.3%, 5.3%
	28,700		28,700	Avnet, Inc.* (a)		523,488		523,488
	47,700		47,700	Eastman Kodak Co. (a)		1,538,325		1,538,325
	14,000		14,000	Emerson Electric Co.(a)		981,400		981,400
35,800	31,000		66,800	Flextronics International Ltd.*(a)	494,756	428,420		923,176
81,600	641,670		723,270	General Electric Co.	2,978,400	23,420,955		26,399,355
	21,000		21,000	Hubbell, Inc. (Class “B” Stock)		1,098,300		1,098,300
87,697	260,000		347,697	Solectron Corp.* (a)	467,425	1,385,800		1,853,225
	25,000		25,000	Vishay Intertechnology, Inc.*		375,500		375,500
					3,940,581	29,752,188		33,692,769
				Entertainment & Leisure –1.6%, 3.0, 2.9%
7,000	30,900		37,900	Carnival Corp.(a)	403,410	1,780,767		2,184,177
	47,100		47,100	Disney, (Walt) Co.		1,309,380		1,309,380
	50,600		50,600	Harley-Davidson, Inc.(a)		3,073,950		3,073,950
	59,000		59,000	International Game Technology Group, Inc. (a)		2,028,420		2,028,420
44,000	358,000		402,000	Time Warner, Inc.*	855,360	6,959,520		7,814,880
	50,400		50,400	Viacom, Inc. (Class “B” Stock)		1,834,056		1,834,056
					1,258,770	16,986,093		18,244,863
				Farming & Agriculture –0.0%, 0.3%, 0.3%
	32,300		32,300	Bunge Ltd. (a)		1,841,423		1,841,423

				Financial - Bank & Trust –4.2%, 5.5%, 5.4%
24,794	213,252		238,046	Bank of America Corp.	1,165,070	10,020,711		11,185,781
	43,300		43,300	Comerica, Inc.		2,642,166		2,642,166
	25,000		25,000	Commerce Bancorp, Inc. (a)		1,610,000		1,610,000
	34,200		34,200	Huntington Bancshares, Inc.(a)		847,476		847,476
21,700	95,400		117,100	National City Corp.	814,835	3,582,270		4,397,105
	31,950		31,950	North Fork Bancorp, Inc.		921,758		921,758
	15,176		15,176	Regions Financial Corp.		540,114		540,114
7,300	45,000		52,300	SunTrust Banks, Inc.	539,324	3,324,600		3,863,924
	71,000		71,000	U.S. Bancorp		2,223,720		2,223,720
14,650	62,800		77,450	Wachovia Corp.	770,590	3,303,280		4,073,870
	30,800		30,800	Wells Fargo & Co.		1,914,220		1,914,220
					3,289,819	30,930,315		34,220,134
				Financial Services – 11.4%, 9.6%, 9.7%
	61,000		61,000	American Express Co. (a)		3,438,570		3,438,570
	30,300		30,300	Bank of New York Co., Inc. (The)		1,012,626		1,012,626
67,000	342,900		409,900	Citigroup, Inc.	3,228,059	16,520,921		19,748,980
11,500	9,500		21,000	Fannie Mae (a)	818,915	676,495		1,495,410
7,000			7,000	Freddie Mac	515,900			515,900
	900		900	Franklin Resources, Inc.		62,685		62,685
3,300	26,900		30,200	Goldman Sachs Group, Inc.	343,332	2,798,676		3,142,008
32,500	196,776		229,276	J.P. Morgan Chase & Co.	1,267,825	7,676,232		8,944,057
	76,000		76,000	KeyCorp (a)		2,576,400		2,576,400
	21,750		21,750	Legg Mason, Inc.		1,593,405		1,593,405
7,200	41,300		48,500	Lehman Brothers Holdings, Inc. (a)	629,856	3,612,924		4,242,780
70,200	183,500		253,700	MBNA Corp.	1,978,938	5,172,865		7,151,803

AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined		AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined
	59,000		59,000	Merrill Lynch & Co., Inc.		3,526,430		3,526,430
	46,900		46,900	Morgan Stanley Dean Witter & Co.		2,603,888		2,603,888
	39,100		39,100	PNC Financial Services Group		2,245,904		2,245,904
					8,782,825	53,518,021		62,300,846
				Food – 1.2%, 1.3%, 1.3%
	23,200		23,200	Albertsons, Inc. (a)		554,016		554,016
	52,808		52,808	Archer-Daniels-Midland Co.		1,178,146		1,178,146
	20,800		20,800	Dean Foods Co.*		685,360		685,360
	63,500		63,500	General Mills, Inc.		3,156,585		3,156,585
28,275	86,100		114,375	Safeway, inc.* (a)	558,149	1,699,614		2,257,763
6,000			6,000	Unilever NV	400,260			400,260
					958,409	7,273,721		8,232,130
				Healthcare Services – 4.9%, 2.4%, 2.7%
10,500	85,700		96,200	Caremark Rx, Inc.* (a)	414,015	3,379,151		3,793,166
14,600	24,200		38,800	HCA, Inc.(a)	583,416	967,032		1,550,448
	80,000		80,000	Health Management Associates, Inc. (Class “A” Stock) (a)		1,817,600		1,817,600
16,300			16,300	Medco Health Solutions, Inc.*	678,080			678,080
24,000	86,000		110,000	UnitedHealth Group, Inc.	2,112,720	7,570,580		9,683,300
					3,788,231	13,734,363		17,522,594
				Industrial Products – 0.5%, 0.2%, 0.2%
6,300	13,900		20,200	Cooper Industries Ltd. (Class “A” Stock)	427,707	943,671		1,371,378

				Insurance – 5.1%, 6.4%, 6.3%
	42,500		42,500	ACE Ltd.		1,816,875		1,816,875
	21,300		21,300	AFLAC, Inc.		848,592		848,592
	32,000		32,000	Allstate Corp. (The)		1,655,040		1,655,040
21,200	183,487		204,687	American International Group, Inc.	1,392,204	12,049,591		13,441,795
	45,400		45,400	Axis Capital Holdings Ltd.		1,242,144		1,242,144
14,500	33,900		48,400	Chubb Corp. (a)	1,115,050	2,606,910		3,721,960
	20,200		20,200	CIGNA Corp.		1,647,714		1,647,714
	47,100		47,100	Hartford Financial Services Group, Inc. (The)		3,264,501		3,264,501
	44,800		44,800	Lincoln National Corp.		2,091,264		2,091,264
14,500			14,500	MetLife, Inc.	587,395			587,395
12,698	64,695		77,393	St. Paul Cos., Inc.	470,715	2,398,244		2,868,959
1,200			1,200	Torchmark Corp.	68,568			68,568
	35,300		35,300	WellPoint, Inc.*		4,059,500		4,059,500
4,300	30,500		34,800	XL Capital Ltd. (Class “A” Stock) (a)	333,895	2,368,325		2,702,220
					3,967,827	36,048,700		40,016,527
				Internet Services – 7.0%, 3.3%, 3.7%
16,200	82,800		99,000	eBay, Inc.* (a)	1,883,736	9,627,984		11,511,720
2,300			2,300	Google, Inc. (Class “A” Stock)* (a)	444,130			444,130
34,800	67,100		101,900	Juniper Networks, Inc.*(a)	946,212	1,824,449		2,770,661
56,800	182,200		239,000	Yahoo!, Inc.*(a)	2,140,224	6,865,296		9,005,520
					5,414,302	18,317,729		23,732,031
				Machinery & Equipment – 0.0%, 0.4%, 0.3%
	28,700		28,700	Eaton Corp.		2,076,732		2,076,732

				Medical Supplies & Equipment – 5.6%, 4.2%, 4.4%
	17,700		17,700	Abbott Laboratories		825,705		825,705
11,000	16,600		27,600	Alcon, Inc. (Switzerland)	886,600	1,337,960		2,224,560
29,600	132,200		161,800	Amgen, Inc.*	1,898,840	8,480,630		10,379,470
	55,000		55,000	Applera Corp. - Applied Biosystems Group		1,150,050		1,150,050
	22,200		22,200	Beckman Coulter, Inc.		1,487,178		1,487,178
12,500	124,200		136,700	Boston Scientific Corp.*	444,375	4,415,310		4,859,685
9,400	68,000		77,400	St. Jude Medical, Inc.*	394,142	2,851,240		3,245,382
9,600	40,400		50,000	Zimmer Holdings, Inc.*	769,152	3,236,848		4,006,000
					4,393,109	23,784,921		28,178,030
				Metals & Mining – 0.0%, 0.9%, 0.8%
	19,000		19,000	Alcan, Inc. (Canada)		931,760		931,760
	29,800		29,800	Alcoa, Inc.		936,316		936,316
	50,400		50,400	United States Steel Corp. (a)		2,583,000		2,583,000
	29,200		29,200	Worthington Industries, Inc.		571,736		571,736
						5,022,812		5,022,812
				Office Equipment – 0.0%, 0.1%, 0.1%
	13,000		13,000	Pitney Bowes, Inc.		601,640		601,640

				Oil & Gas – 5.7%, 6.5%, 6.4%
	47,400		47,400	Baker Hughes, Inc.		2,022,558		2,022,558
13,900	18,100		32,000	BP PLC [ADR] (United Kingdom)	811,760	1,057,040		1,868,800
13,700	127,876		141,576	ChevronTexaco Corp.	719,387	6,714,769		7,434,156
12,800	56,453		69,253	ConocoPhillips	1,111,424	4,901,814		6,013,238
	79,500		79,500	El Paso Corp.		826,800		826,800
	256,900		256,900	Exxon Mobil Corp.		13,168,694		13,168,694

AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined		AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined
	16,100		16,100	FMC Technologies, Inc.*		518,420		518,420
	48,000		48,000	Marathon Oil Corp.		1,805,280		1,805,280
14,900	36,500		51,400	Nabors Industries Ltd.*	764,221	1,872,085		2,636,306
18,200	38,300		56,500	Occidental Petroleum Corp.	1,062,152	2,235,188		3,297,340
	46,000		46,000	XTO Energy, Inc.		1,627,480		1,627,480
					4,468,944	36,750,128		41,219,072
				Paper & Forest Products – 1.0%, 0.5%, 0.6%
	14,700		14,700	GeorgiaPacific Corp.		550,956		550,956
7,000	38,600		45,600	International Paper Co.	294,000	1,621,200		1,915,200
14,600			14,600	MeadWestvaco Corp.	494,794			494,794
1			1	Neenah Paper, Inc.*	33			33
	9,100		9,100	Temple-Inland, Inc.		622,440		622,440
					788,827	2,794,596		3,583,423
				Personal Services 0.0%, 0.5%, 0.4%
	33,400		33,400	Apollo Group, Inc. (Class “A” Stock)* (a)		2,695,714		2,695,714

				Pharmaceuticals – 3.4%, 3.4%, 3.4%
	60,600		60,600	BristolMeyers Squibb Co. (a)		1,552,572		1,552,572
	24,000		24,000	Cephalon, Inc.*		1,221,120		1,221,120
	54,600		54,600	Forest Laboratories, Inc.* (a)		2,449,356		2,449,356
6,200			6,200	GlaxoSmithKline PLC [ADR] (United Kingdom)	293,818			293,818
	6,500		6,500	Lilly, (Eli) & Co.		368,875		368,875
	41,200		41,200	Merck & Co., Inc.(a)		1,324,168		1,324,168
57,700	461,120		518,820	Pfizer, Inc.	1,551,553	12,399,517		13,951,070
26,300			26,300	Teva Pharmaceutical Industries Ltd. [ADR] (Israel) (a)	785,318			785,318
					2,630,689	19,315,608		21,946,297
				Printing & Publishing – 0.0%, 0.3%, 0.3%
	48,000		48,000	Donnelley, (R.R.) & Sons Co.		1,693,920		1,693,920

				Railroads – 3.7%, 0.7%, 1.1%
19,000	15,000		34,000	Burlington Northern Santa Fe Corp.	898,890	709,650		1,608,540
18,900	47,300		66,200	CSX Corp.	757,512	1,895,784		2,653,296
33,400	38,400		71,800	Norfolk Southern Corp.	1,208,746	1,389,696		2,598,442
					2,865,148	3,995,130		6,860,278
				Real Estate – 0.0%, 0.5%, 0.4%
	44,500		44,500	Equity Office Properties Trust [REIT]		1,295,840		1,295,840
	35,000		35,000	Equity Residential Properties Trust [REIT]		1,266,300		1,266,300
						2,562,140		2,562,140
				Restaurants – 1.3%, 1.4%, 1.3%
18,000	63,200		81,200	McDonald’s Corp.	577,080	2,026,192		2,603,272
6,600	69,000		75,600	Starbucks Corp.* (a)	411,576	4,302,840		4,714,416
	33,000		33,000	Wendy’s International, Inc.		1,295,580		1,295,580
					988,656	7,624,612		8,613,268

				Retail & Merchandising –5.4%, 7.1%, 6.8%
7,000	31,400		38,400	Bed Bath & Beyond, Inc.* (a)	278,810	1,250,662		1,529,472
4,600	33,900		38,500	Federated Department Stores, Inc.	265,834	1,959,081		2,224,915
	178,700		178,700	Home Depot, Inc.		7,637,638		7,637,638
34,000			34,000	Kroger Co. (The) * (a)	596,360			596,360
20,300	108,400		128,700	Lowe’s Cos., Inc. (a)	1,169,077	6,242,756		7,411,833
	39,500		39,500	May Department Stores Co. (a)		1,161,300		1,161,300
23,300			23,300	Office Depot, Inc.*	404,488			404,488
	21,400		21,400	OfficeMax, Inc.		671,532		671,532
	183,100		183,100	Rite Aid Corp. *		670,146		670,146
	30,000		30,000	Saks, Inc. (a)		435,300		435,300
	31,900		31,900	SUPERVALU, Inc.		1,101,188		1,101,188
20,400	94,300		114,700	Target Corp.	1,059,372	4,896,999		5,956,371
	100,100		100,100	TJX Cos., Inc.		2,515,513		2,515,513
7,900	171,200		179,100	WalMart Stores, Inc.	417,278	9,042,784		9,460,062
	51,500		51,500	WilliamsSonoma, Inc.*		1,804,560		1,804,560
					4,191,219	39,389,459		43,580,678
				Semiconductors – 1.5%, 1.5%, 1.5%
24,500	36,900		61,400	Broadcom Corp. (Class “A” Stock)*	790,860	1,191,132		1,981,992
	8,612		8,612	Freescale Semiconductor, Inc. (Class “B” Stock)*		158,116		158,116
	268,880		268,880	Intel Corp.		6,289,104		6,289,104
11,100	26,600		37,700	Marvell Technology Group Ltd.*	393,717	943,502		1,337,219
					1,184,577	8,581,854		9,766,431
				Telecommunications – 4.3%, 4.3%, 4.3%
	14,000		14,000	ALLTEL Corp.		822,640		822,640
	76,000		76,000	BellSouth Corp.		2,112,040		2,112,040
74,300	78,000		152,300	Corning, Inc.*(a)	874,511	918,060		1,792,571
	259,000		259,000	Lucent Technologies, Inc.*		973,840		973,840
	78,000		78,000	Motorola, Inc.		1,341,600		1,341,600

AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined		AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined
	67,400		67,400	Nextel Communications, Inc. (Class “A” Stock)* (a)		2,022,000		2,022,000
36,700			36,700	Nortel Networks Corp. (Canada)*	128,083			128,083
29,000	124,000		153,000	Qualcomm, Inc.	1,229,600	5,257,600		6,487,200
4,400			4,400	Research in Motion Ltd. (Canada) * (a)	362,648			362,648
	145,200		145,200	SBC Communications, Inc.		3,741,804		3,741,804
19,100	64,000		83,100	Sprint Corp.	474,635	1,590,400		2,065,035
30,700	70,000		100,700	Tellabs, Inc.*	263,713	601,300		865,013
	117,700		117,700	Verizon Communications, Inc.		4,768,027		4,768,027
					3,333,190	24,149,311		27,482,501
				Transportation – 0.0%, 1.1%, 1.0%
	71,600		71,600	United Parcel Service, Inc. (Class “B” Stock) (a)		6,118,936		6,118,936

				Utilities – 2.4%, 2.2%, 2.3%
21,600	61,160		82,760	American Electric Power Co., Inc.(a)	741,744	2,100,234		2,841,978
	20,700		20,700	Constellation Energy Group, Inc.		904,797		904,797
	42,000		42,000	DTE Energy Co.(a)		1,811,460		1,811,460
9,900	26,500		36,400	Entergy Corp.	669,141	1,791,135		2,460,276
	50,500		50,500	FirstEnergy Corp.		1,995,255		1,995,255
	5,600		5,600	FPL Group, Inc.		418,600		418,600
	15,900		15,900	PPL Corp.		847,152		847,152
	42,500		42,500	Progress Energy, Inc.		1,922,700		1,922,700
12,500	22,900		35,400	Sempra Energy (a)	458,500	839,972		1,298,472
					1,869,385	12,631,305		14,500,690
				TOTAL LONGTERM INVESTMENTS
				(Cost $63,605,220, $486,326,325, $549,931,545)	75,023,417	558,507,248		633,530,665

Par	Par		Par
(000)	(000)		(000)
				SHORTTERM INVESTMENTS – 20.9%,10.4%, 11.7%
				Certificate of Deposit – 4.5%, 1.0%, 1.4%
				Banco Santander PR
1,688			1,688	2.315%, 01/07/05 (b) (c)	1,687,929			1,687,929
				Canadian Imperial Bank of Commerce
	3,026		3,026	1.72%, 05/25/05 (b) (c)		3,025,125		3,025,125
				First Boston Corp.
779	1,263		2,042	2.36%, 01/24/05 (b)	779,625	1,262,630		2,042,255
				Skandinaviska Enskilda Banken
482			482	2.35%, 01/28/05 (b)	481,688			481,688
				Societe Generale
564	955		1,519	2.357%, 01/14/05 (b)	563,966	954,405		1,518,371
				UBS Bank
	105		105	2.315%, 01/18/05 (b)		105,118		105,118
					3,513,208	5,347,278		8,860,486

				Commercial Paper – 2.7%, 0.0%, 0.3%
				Citigroup, Inc.
1,749	22		1,771	2.304%, 01/10/05 (b)	1,745,363	21,786		1,767,149
				Ticonderoga Funding, LLC
335			335	2.35%, 01/14/05 (b)	334,720			334,720
					2,080,083	21,786		2,101,869

				Corporate Obligations – 8.5%, 7.4%, 7.6%
				Bear Stearns
	2,460		2,460	2.28%, 01/03/05 (b) (c)		2,459,670		2,459,670
	180		180	2.28%, 01/03/05 (b) (c)		179,928		179,928
				Goldman Sachs Group, Inc.
2,969	8,692		11,661	2.33%, 01/03/05 (b) (c)	2,969,376	8,691,531		11,660,907
				Merrill Lynch & Co., Inc.
2,409	11,625		14,034	2.38%,01/03/05 (b) (c)	2,408,753	11,624,810		14,033,563
				Morgan Stanley
	3,174		3,174	2.33%, 01/03/05 (b) (c)		3,174,290		3,174,290
	4,655		4,655	2.33%, 01/03/05 (b) (c)		4,655,074		4,655,074
				Natexis Banque NY
1,180	7,008		8,188	2.297%, 01/03/05 (b) (c)	1,179,637	7,007,179		8,186,816
				Sedna Finance Corporation
	479		479	2.372%, 01/14/05 (b) (c)		478,899		478,899
				Swedbank NY
53	3,987		4,040	2.362%, 01/18/05 (b) (c)	53,099	3,986,611		4,039,710
					6,610,865	42,257,992		48,868,857
				Time Deposit – 0.7%, 0.5%, 0.5%
				Bank of America NA
579	2,554		3,133	1.50%, 01/03/05 (b)	578,634	2,554,326		3,132,960

AST AllianceBernstein Growth + Value Shares	AST AllianceBernstein Managed Index 500 Shares	ProForma Adjustment Shares	ProForma Combined		AST AllianceBernstein Growth + Value	AST AllianceBernstein Managed Index 500	ProForma Adjustment	ProForma Combined
				NonRegistered Investment Company – 2.5%, 1.0%, 1.2%

				BlackRock Institutional Money Market
1,952,725	5,597,143		7,549,868	Trust (b)(d)	1,952,725	5,597,143		7,549,868
				Registered Investment Companies – 2.0%, 0.5%, 0.7%
777,502	1,370,653		2,148,155	BlackRock Provident Institutional Funds	777,502	1,370,653		2,148,155
				TempCash Portfolio (d)
777,501	1,370,653		2,148,154	BlackRock Provident Institutional Funds	777,501	1,370,653		2,148,154
				TempFund Portfolio (d)	1,555,003	2,741,306		4,296,309

				TOTAL SHORT-TERM INVESTMENTS
				(Cost $16,290,518, $58,519,831, $74,810,349)	16,290,518	58,519,831		74,810,349
				Total Investments — 117.2%, 109.9%, 110.7%
				(Cost $79,895,738, $544,846,156, $624,741,894; Note 5)	91,313,935	617,027,079		708,341,014
				Liabilities in Excess of Other Assets — (17.2%), (9.9%), (10.7%)	(13,392,146)	(55,361,321)		(68,753,467)
				Net Assets — 100.0%	$77,921,789	$561,665,758		$639,587,547

The following abbreviations and annotations are used throughout the Schedule of Investments:

ADR                                                  American Depository Receipt

REIT                                                  Real Estate Investment Trust

The following annotations are used throughout the Schedule of Investments.

*	Non-income producing security.
(a)

All or a portion of securities on loan. Securities on loan have an aggregate market value of $14,205,920, $53,818,285 and $68,024,205, respectively; cash collateral of $14,735,515, $55,778,525 and $70,514,040, respectively, was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with collateral for securities on loan.
(c)

Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted. The interest rate show reflects the rate in effect at December 31, 2004.

(d)	Security available to institutional investors only.

See Notes to Pro Forma Financial Statements.

American Skandia Trust

Notes to Pro-Forma Financial Statements for the merger of
AST AllianceBernstein Growth + Value Portfolio into AST AllianceBernstein Managed Index 500 Portfolio

(Unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments at December 31, 2004 and the related Pro Forma Statement of Operations (“Pro Forma Statements”) for the year ended December 31, 2004, reflect the accounts of the AST AllianceBernstein Growth + Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, each a “Portfolio.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of AST AllianceBernstein Growth + Value Portfolio in exchange for shares of AST AllianceBernstein Managed Index 500 Portfolio. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Portfolio included in their respective Statement of Additional Information.  As of December 31, 2004, all of the securities held by the AST AllianceBernstein Growth + Value Portfolio would comply with the compliance guidelines and investment restrictions of the AST AllianceBernstein Managed Index 500 Portfolio.  Following the proposed reorganization, the AST AllianceBernstein Managed Index 500 Portfolio will be the accounting survivor.

2.     Common Stock – The pro-forma net asset value per share assumes the issuance of additional shares of AST AllianceBernstein Managed Index 500 Portfolio , which would have been issued on December 31, 2004 in connection with the proposed reorganization. Shareholders of AST AllianceBernstein Growth + Value Portfolio would become shareholders of AST AllianceBernstein Managed Index 500 Portfolio, receiving shares of AST AllianceBernstein Managed Index 500 Portfolio, equal to the value of their holdings in AST AllianceBernstein Growth + Value Portfolio.  The amount of additional shares assumed to be issued has been calculated based on the December 31, 2004 net assets of AST AllianceBernstein Growth + Value Portfolio and AST AllianceBernstein Managed Index 500 Portfolio. The net asset value per share of $11.97 was used to calculate additional 6,508,792 shares of AST AllianceBernstein Managed Index 500 Portfolio for the $77,921,789 of net assets of AST AllianceBernstein Growth + Value.

3.              Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Portfolio.  Accordingly, the combined gross investment income is equal to the sum of each Portfolio’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro forma advisory fees of the combined Portfolio are based on the fee schedule in effect for the AST AllianceBernstein Managed Index 500 Portfolio at the combined level of average net assets for the twelve months ended December 31, 2004.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the Portfolio.  No securities have been sold or will be sold in anticipation of the merger.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the Sub-advisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Trustees.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to collect their net asset values.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation.  Short-term securities that are held in the Portfolios and that mature in more than 60 days are valued at current market quotations, and those short-term securities that mature in 60 days or less are valued at amortized cost, which approximates market value.  The amortized cost method values a security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity.  It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required. The AST AllianceBernstein Growth + Value Portfolio has a capital loss carryforward of $3,705,536 as of December 31, 2004, which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended. The AST AllianceBernstein Managed Index 500 Portfolio has a capital loss carryforward of $154,475,129 as of December 31, 2004.